                                                                  EXHIBIT (g)(3)

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.                                                                   FEBRUARY 28, 1999

SCHEDULE OF INVESTMENTS
                   S&P    Moody's    Face                    Senior Secured                                             Value
Industries        Rating  Rating    Amount              Floating Rate Loan Interests*                  Cost           (Note 1a)
ADVERTISING--0.3% BB-     Ba2       $ 11,566,667   Outdoor Systems,Inc., Term, due 6/30/2004     $   11,546,481    $   11,508,833
                                                                                                 --------------    --------------

AEROSPACE--0.3%   BB      NR+          6,357,160   Hexcel Corp., Term B, due  6/30/2005               6,349,635         6,317,428
                  B+      Ba3          4,113,051   K & F Industries, Term B, due 10/15/2005           4,113,051         4,105,339
                                                                                                 --------------    --------------
                                                                                                     10,462,686        10,422,767

AGRICULTURE--0.3% NR+     NR+          9,960,000   Seminis Inc., Term B, due 12/31/2003               9,960,000         9,960,000

AIR                                                Continental Airlines, Inc.:
TRANSPORTATION -- BB      Ba1          7,753,177   Term A, due 7/31/2002                              7,753,177         7,753,177
0.4%              BB      Ba1          6,272,000   Term B, due 7/31/2003                              6,272,000         6,272,000
                                                                                                 --------------    --------------
                                                                                                     14,025,177        14,025,177

AIRCRAFT &        NR+     Ba3          7,255,501   Evergreen International Aviation,Inc.,
PARTS--1.0%                                        Term B, due 5/31/2003                              7,228,260         7,219,223
                  NR+     NR+         19,062,500   Gulfstream Aerospace Corp., Term,
                                                   due 9/30/2002                                     19,037,710        18,967,188
                  NR+     NR+          2,143,349   Technetics Corp., Term A, due 6/20/2002            2,143,349         2,143,349
                  NR+     NR+          5,281,690   WesternSky Industries, Term, due 7/31/2003         5,281,690         5,281,690
                                                                                                 --------------    --------------
                                                                                                     33,691,009        33,611,450


AMUSEMENT &                                        AMF Group,  Inc.:
RECREATIONAL      NR+     B+          39,408,063     Axel A, due 5/03/2003                           39,562,127        36,846,539
SERVICES--5.0%    NR+     B+          25,334,578     Axel B, due 5/01/2004                           25,415,267        23,687,831
                  NR+     B+           2,599,835     Term, due 3/31/2002                              2,595,055         2,417,846
                  NR+     B+           2,198,676     Term A, due 3/31/2002                            2,194,466         2,044,769
                  NR+     B1           3,428,571   ASC East Inc., Term, due 5/31/2006                 3,418,025         3,411,429
                  NR+     B1           8,571,429   ASC West Inc., Term, due 5/31/2006                 8,566,978         8,528,572
                                                   Amfac Resorts, Inc.:
                  NR+     NR+          2,475,000     Term B, due 9/30/2004                            2,475,000         2,475,000
                  NR+     NR+          2,475,000     Term C, due 9/30/2005                            2,475,000         2,475,000
                                                   KSL Recreation Group, Inc.:
                  NR+     B2          12,454,545     Revolving Credit, due 4/30/2004                 12,454,545        12,306,648
                  BB-     NR+         10,890,000     Term A, due 4/30/2005                           10,930,046        10,767,488
                  B+      B1          10,890,000     Term B, due 4/30/2006                           10,930,625        10,842,356
                  B+      NR+          4,962,500   Kerastotes, Term B, due 12/31/2004                 4,962,500         4,962,500
                                                   Metro Goldwyn Mayer Co.:
                  NR+     Ba2          2,650,000     Revolving Credit, due 6/01/2002                  2,650,000         2,562,219
                  NR+     Ba2          4,000,000     Term A, due 3/31/2005                            3,982,549         3,927,500
                  BB+     Ba2         17,500,000     Term B, due 3/31/2006                           17,477,700        17,259,375
                  NR+     Ba3          4,527,163   Premier Parks Inc., Term C, due 3/21/2006          4,525,098         4,493,209
                  NR+     Ba3         13,454,728   Six Flags Entertainment Corp., Term B,
                                                   due 11/03/2004                                    13,448,729        13,425,296
                  NR+     NR+          4,200,000   Video Update Inc., Term B, due 4/30/2003           4,200,000         4,200,000
                                                                                                 --------------    --------------
                                                                                                    172,263,710       166,633,577

APPAREL--1.4%                                      Arena Brands, Inc.:
                  NR+     NR+            972,222     Revolving Credit, due 6/01/2002                    972,222           972,222
                  NR+     NR+          3,578,903     Term A, due 6/01/2002                            3,578,903         3,578,903
                  NR+     NR+          7,142,641     Term B, due 6/01/2002                            7,142,641         7,142,641
                  NR+     NR+          3,250,000   CS Brooks  Canada, Inc., Term, due 6/25/2006       3,234,196         3,225,625
                  NR+     NR+          4,975,000   Cluett American Corp., Term B, due 5/18/2005       4,975,000         4,975,000
                  NR+     NR+          9,500,000   Humphreys Inc., Term B, due 1/15/2003              9,500,000         9,500,000
                  NR+     NR+          4,987,500   Norcross Safety Products, Term, due 12/31/2005     4,987,500         4,987,500
                  NR+     NR+          4,600,000   Renfro Corp., Term B, due 11/15/2003               4,600,000         4,600,000

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.                                                                   FEBRUARY 28, 1999

SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's    Face                    Senior Secured                                             Value
Industries        Rating  Rating    Amount              Floating Rate Loan Interests*                  Cost           (Note 1a)
APPAREL                                            Walls Industries:
(CONCLUDED)       NR+     NR+       $  1,212,766     Term B, due                                 $    1,212,766    $    1,212,766
                  NR+     NR+          1,691,490     Term C, due 2/28/2006                            1,691,490         1,691,490
                  BB-     Ba3          6,048,000   The William Carter Co., Term, due 10/31/2003       6,026,136         6,040,440
                                                                                                 --------------    --------------
                                                                                                     47,920,854        47,926,587

AUTOMOTIVE        NR+     NR+         21,000,000   American Axel, Term B, due 3/31/2007              21,000,000        21,000,000
EQUIPMENT--3.1%                                    Breed Technologies, Inc.:
                  NR+     NR+          5,000,000     Term A, due 4/27/2004                            4,815,051         4,175,000
                  NR+     NR+          9,625,247     Term B, due 4/27/2006                            9,625,247         9,625,247
                  NR+     Ba3         14,291,390   CSK Automotive, Inc., Term, due 10/31/2003        14,241,239        14,224,399
                  BB-     B1          11,000,000   Collins & Aikman Corp., Term B, due 6/30/2005     10,994,961        10,924,375
                  NR+     Ba2         11,880,000   Exide Corporation, Term B, due 3/19/2005          11,880,000        11,686,950
                  NR+     NR+         10,000,000   Federal-Mogul Corp., Term B, due 2/24/2005         9,987,520        10,012,500
                  NR+     B1           9,560,995   Johnstown America Industrial, Inc., Term B,
                                                   due 3/31/2003                                      9,535,694         9,513,190
                                                   Safelite Glass Corp.:
                  BB-     B2           3,092,143     Term B, due 12/31/2004                           3,088,150         3,031,266
                  BB-     B2           3,092,143     Term C, due 12/31/2005                           3,088,046         3,031,266
                  NR+     NR+          5,000,000   Stone Ridge, Term B, due 12/31/2005                4,981,427         5,031,250
                                                                                                 --------------    --------------
                                                                                                    103,237,335       102,255,443

BROADCAST --                                       Benedek Broadcasting:
RADIO & TV--      NR+     NR+          4,791,589     Term A, due 12/31/2004                           4,785,744         4,791,589
3.2%              NR+     NR+          2,128,552     Term B, due 12/31/2004                           2,125,954         2,128,551
                  NR+     NR+          5,000,000   Capstar Radio Broadcasting, Term A, due
                                                   11/30/2004                                         4,975,052         4,985,938
                                                   Chancellor Media Corp.:
                  BB-     Ba2          4,750,602     Revolving Credit, due 6/26/2004                  4,750,602         4,673,405
                  BB-     Ba2         51,891,429     Term, due 6/30/2005                             51,742,068        51,404,946
                  NR+     NR+          9,685,714   Channel Master, Term, due 10/10/2005               9,685,714         9,685,714
                  NR+     NR+         10,000,000   Emmis Communications, Term, due 2/28/2007         10,000,000        10,012,500
                  NR+     NR+          5,228,261   Latin Communications, Term, due 3/31/2004          5,228,261         5,228,261
                  NR+     NR+          4,601,875   Retlaw Broadcasting, Term, due 3/31/2006           4,591,248         4,597,273
                  NR+     Ba3          5,000,000   Sinclair Broadcasting, Term, due 12/31/2004        4,990,865         4,925,000
                  NR+     NR+          3,740,625   Spartan Communications, Term B, due 6/30/2005      3,740,625         3,740,625
                                                                                                 --------------    --------------
                                                                                                    106,616,133       106,173,802


BUILDING &        NR+     NR+          2,192,395   Fenway Holdings, Inc., Term B, due 9/15/2002       2,192,395         2,192,395
CONSTRUCTION--
0.1%

BUILDING          NR+     Ba3          3,044,433   Amerimax, Term C, due 6/30/2004                    3,044,433         3,044,433
MATERIALS--2.1%                                    Behr Process Corp.:
                  NR+     NR+          4,077,996     Term B, due 3/31/2004                            4,073,612         4,067,801
                  NR+     NR+          2,718,664     Term C, due 3/31/2005                            2,715,617         2,711,867
                  NR+     NR+         11,874,060   Dal-Tile International Inc., Term B,
                                                   due 12/31/2003                                    11,827,285        11,488,153
                  NR+     NR+          5,000,000   Dayton Superior Corp., Term, due 9/30/2005         5,000,000         4,987,500
                  NR+     Ba3          2,052,281   Euramax Holdings Ltd., Term B, due 6/30/2004       2,052,281         2,052,281
                  NR+     B1          13,307,143   Falcon Building Products, Inc., Term,
                                                   due 6/30/2005                                     13,290,483        13,290,509
                  NR+     Ba3         24,728,749   National Gypsum Co., Term B, due 9/20/2003        24,695,321        24,481,461
                  NR+     NR+          4,000,000   Panolam Industries, Term B, due 12/31/2005         3,985,024         4,015,000
                                                                                                 --------------    --------------
                                                                                                     70,684,056        70,139,005

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.                                                                   FEBRUARY 28, 1999

SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's    Face                    Senior Secured                                             Value
Industries        Rating  Rating    Amount              Floating Rate Loan Interests*                  Cost           (Note 1a)
CABLE TV          NR+     NR+       $  5,000,000   Avalon Cable, Term B, due 10/31/2006          $    4,963,540    $    5,037,500
SERVICES--5.5%    NR+     NR+          4,900,000   Bresnan  Telecommunications, Term B,
                                                   due 1/29/2008                                      4,881,735         4,922,969
                  NR+     NR+         24,192,187   Chelsea Communications, Term B, due 9/30/2004     24,112,153        24,071,227
                  NR+     B1           5,000,000   Classic Cable, Inc., Term, due 10/31/2007          4,995,194         4,996,875
                  NR+     B1           5,000,000   Falcon Holdings, Term C, due 12/31/2007            4,982,695         4,993,750
                  B+      Ba3          9,478,409   Intermedia  Partners IV, Inc., Term,
                                                   due 1/01/2005                                      9,460,568         9,442,865
                  B+      Ba3          7,500,000   Intermedia Partners VI, Inc., Term B,
                                                   due 12/31/2007                                     7,492,951         7,490,625
                                                   Marcus Cable Operating Co.:
                  NR+     NR+         24,250,000     Term A, due 12/31/2002                          24,188,543        24,204,531
                  NR+     NR+         12,463,125     Term B1, due 4/30/2004                          12,303,085        12,470,914
                  NR+     NR+         22,482,500     Term B2, due 4/30/2004                          22,428,513        22,496,552
                  NR+     NR+          7,000,000   TW Fanch-One Co., Term B, due 12/31/2007           6,991,258         7,024,063
                  NR+     NR+         17,000,000   Triax Midwest, Term B, due 6/30/2007              17,000,000        17,000,000
                  NR+     Ba2         38,958,818   Viacom, Inc., Term, due 7/01/2002                 38,958,818        38,958,818
                                                                                                 --------------    --------------
                                                                                                    182,759,053       183,110,689

CASINO--0.7%                                       Alliance Gaming Corp.:
                  NR+     B1          10,385,027     Term B, due 1/31/2005                           10,385,027        10,385,027
                  NR+     B1           4,147,445     Term C, due 7/31/2005                            4,147,445         4,147,445
                  NR+     NR+         10,000,000   Palace Station, Term, due 12/31/2005              10,000,000        10,000,000
                                                                                                 --------------    --------------
                                                                                                     24,532,472        24,532,472

CHEMICALS--6.7%   NR+     NR+         12,205,013   AOC LLC, Term B, due 9/30/2006                    12,205,013        12,205,013
                  NR+     NR+          4,477,500   CII Carbon LLC, Term, due 6/25/2008                4,473,212         4,480,298
                  NR+     NR+         11,226,596   Cedar Chemical, Term B, due 10/31/2003            11,167,262        11,198,529
                  NR+     NR+         10,000,000   Epsillon, Term B, due 12/31/2005                  10,000,000        10,000,000
                  NR+     Ba3          3,777,778   Foamex International PLC, Revolving Credit,
                                                   due 6/12/2003                                      3,777,778         3,740,000
                  NR+     NR+          5,970,000   General Chemical Group, Term B, due 6/15/2006      5,970,000         5,970,000
                  NR+     NR+         10,000,000   HSC Holdings, Term B, due 3/31/2006                9,986,101         9,950,000
                                                   Huntsman Corp.:
                  NR+     Ba2         14,422,479     Term, due 12/31/2002                            14,412,729        14,206,142
                  NR+     Ba2          3,407,665     Term A, due 12/31/2002                           3,405,418         3,373,589
                  NR+     Ba2          5,227,409     Term B, due 6/30/2004                            5,223,902         5,175,135
                  NR+     Ba2          9,063,925     Term C, due  9/30/2005                           9,039,344         8,973,286
                                                   Huntsman Specialty Chemicals:
                  NR+     Ba2          4,787,566     Term B, due 3/15/2002                            4,784,466         4,775,597
                  NR+     Ba2          4,787,566     Term C, due 3/15/2002                            4,776,271         4,778,590
                                                   Lyondell Petrochemical Co.:
                  NR+     NR+         13,878,646     Term A, due 6/30/2003                           13,872,317        13,158,691
                  NR+     NR+         60,022,521     Term B, due 6/30/2005                           60,096,667        58,296,873
                  NR+     B1           7,880,000   Pioneer Americas Acquisition Corp., Term,
                                                   due 12/05/2006                                     7,880,000         7,880,000
                  BB-     Ba3          4,960,000   Polymer Group, Inc., Term B, due 12/20/2005        4,960,000         4,956,900
                  NR+     Ba3         23,900,468   Sterling Chemicals, Inc., Term B,
                                                   due 9/30/2004                                     23,809,088        23,809,088
                  NR+     NR+          9,875,000   Sybron Chemical, Term B, due 7/31/2004             9,875,000         9,875,000
                  NR+     Ba3          6,304,712   Texas Petrochemicals Corp., Term B,
                                                   due 6/30/2004                                      6,286,800         6,288,950
                                                                                                 --------------    --------------
                                                                                                    226,001,368       223,091,681

COMPUTER-RELATED  NR+     Ba3       16,795,833     Fairchild Semiconductors Corp., Term C,
SERVICES &                                         due 12/31/2003                                    16,795,833        16,795,833
PRODUCTS--0.6%    NR+     NR+       3,750,000      Stratus Computer, Inc., Term B,
                                                   due 2/26/2005                                      3,731,264         3,731,250
                                                                                                 --------------    --------------
                                                                                                     20,527,097        20,527,083

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.                                                                   FEBRUARY 28, 1999

SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's    Face                    Senior Secured                                             Value
Industries        Rating  Rating    Amount              Floating Rate Loan Interests*                  Cost           (Note 1a)
CONSUMER          NR+     B1        $  8,370,000   Amscan Holdings, Inc., Axel, due 12/31/2004   $    8,370,000    $    8,338,612
PRODUCTS--2.2%    B       Ba3          7,922,222   Boyds Collection Ltd., Term B,
                                                   due 4/21/2006                                      7,913,305         7,907,368
                                                   Hedstrom Corp.:
                  NR+     B1           2,089,655     Revolving Credit, due 6/30/2003                  2,089,655         2,089,655
                  B       Ba3          4,586,207     Term A, due 6/30/2003                            4,586,207         4,586,207
                  NR+     NR+          4,250,000   Holmes Products, Term B, due 2/05/2007             4,228,877         4,259,297
                  BB-     Ba2         14,775,301   Playtex Family Products Inc., Term B,
                                                   due 9/15/2003                                     14,717,161        14,516,733
                  NR+     NR+          7,209,568   RTI Funding Corp. (Ritvik Toys), Term B,
                                                   due 2/07/2003                                      7,163,586         5,947,894
                  NR+     NR+         14,925,000   Revlon Consumer Products Corp., Term,
                                                   due 5/30/2002                                     14,925,000        14,925,000
                  NR+     NR+          4,500,000   Samsonite Corp., Term, due 6/24/2005               4,494,748         4,342,500
                                                   Scotts Company:
                  NR+     NR+          2,546,012     Term B, due 6/04/2006                            2,536,660         2,565,107
                  NR+     NR+          2,453,988     Term C, due 6/04/2007                            2,444,942         2,472,393
                                                                                                 --------------    --------------
                                                                                                     73,470,141        71,950,766

DEFENSE--0.0%                                      United Defense Industries, Inc.:
                  NR+     B1             725,867     Term B, due 10/06/2005                             725,867           720,423
                  NR+     B1             650,602     Term C, due 10/06/2006                             650,603           645,723
                                                                                                 --------------    --------------
                                                                                                      1,376,470         1,366,146

DIVERSIFIED--1.4% NR+     NR+         25,000,000   Bridge Information, Term B, due 5/29/2003         24,942,670        24,953,125
                  NR+     NR+          6,000,000   Handy &  Harman, Term B, due 7/30/2006             6,000,000         6,000,000
                                                   Superior Telecom:
                  NR+     NR+         10,000,000   Term A, due 5/27/2004                             10,000,000        10,012,500
                  NR+     NR+          5,000,000   Term B, due 11/27/2005                             5,000,000         5,015,625
                                                                                                 --------------    --------------
                                                                                                     45,942,670        45,981,250

DRILLING--0.3%    NR+     NR+          5,000,000   Key Energy Services Inc., Term B,
                                                   due 9/14/2004                                      5,000,000         5,000,000
                  BB+     Ba3          3,695,862   Rigco North America, Term, due 3/30/1999           3,695,862         3,695,862
                                                                                                 --------------    --------------
                                                                                                      8,695,862         8,695,862

DRUG/PROPRIETARY  NR+     NR+          4,950,000   Duane Reade Co., Term B, due 2/15/2005             4,936,321         4,931,438
STORES--0.1%

ELECTRONICS/      NR+     Ba3          6,458,750   Amphenol Corp., Term B, due 5/19/2006              6,562,142         6,450,677
ELECTRICAL        NR+     NR+          5,450,000   Communications & Power II Acquisition Corp.,
COMPONENTS--2.2%                                   Term B, due 8/11/2002                              5,419,110         5,402,312
                  B+      NR+          5,500,000   Details Dynamic, Term B, due 4/22/2005             5,493,537         5,445,000
                                                   Dynatech Corporation:
                  NR+     NR+          1,636,948     Term B, due 3/31/2005                            1,636,948         1,638,994
                  NR+     NR+          1,636,948     Term C, due 3/31/2006                            1,636,948         1,638,994
                  NR+     NR+          1,636,948     Term D, due 3/31/2007                            1,636,948         1,638,994
                  BB-     Ba3         19,813,084   International Wire Group, Inc., Term B,
                                                   due 9/30/2003                                     19,797,809        19,664,486
                  NR+     Ba3          6,838,301   Neopost, Term C, due 6/24/2006                     6,838,301         6,838,301
                  NR+     NR+         17,955,000   SPX Corporation, Term B, due 9/30/2006            17,868,406        18,089,663
                  NR+     Ba3          6,946,154   Telex Communications, Inc., Term B,
                                                   due 11/30/2004                                     6,931,888         6,546,750
                                                                                                 --------------    --------------
                                                                                                     73,822,037        73,354,171

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.                                                                   FEBRUARY 28, 1999

SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's    Face                    Senior Secured                                             Value
Industries        Rating  Rating    Amount              Floating Rate Loan Interests*                  Cost           (Note 1a)
ENERGY--0.6%      NR+     Ba2       $ 11,000,000   Clark Refining & Marketing, Term,
                                                   due 11/15/2004                                $   11,000,000    $   10,120,000
                                                   Perf-O-Log Inc.:
                  NR+     NR+          3,797,386     Term, due 8/11/2003                              3,797,386         3,797,386
                  NR+     NR+          1,884,659     Term B, due 8/11/2003                            1,884,659         1,884,659
                  NR+     NR+          1,240,625     Term C, due 8/11/2003                            1,240,625         1,240,625
                  NR+     NR+          1,781,250     Term D, due 12/31/2004                           1,781,250         1,781,250
                  NR+     NR+            712,500     Term E, due 12/31/2004                             712,500           712,500
                                                                                                 --------------    --------------
                                                                                                     20,416,420        19,536,420

FINANCIAL                                          Outsourcing Solutions, Inc.:
SERVICES--2.0%    NR+     B1           3,986,128     Term B, due 10/15/2003                           3,983,146         3,926,336
                  NR+     B1          37,333,325     Term C, due 10/15/2004                          37,333,325        36,773,325
                                                   Willis Corroon Group PLC:
                  NR+     NR+         12,500,000     Term B, due 11/19/2006                          12,453,244        12,535,156
                  NR+     NR+          6,250,000     Term C, due 11/19/2007                           6,226,613         6,273,438
                  NR+     NR+          6,250,000     Term D, due 5/19/2008                            6,226,608         6,281,250
                                                                                                 --------------    --------------
                                                                                                     66,222,936        65,789,505

FOOD & KINDRED                                     Del Monte Corp.:
PRODUCTS--1.7%    NR+     B2             490,909     Revolving Credit, due 3/31/2003                    490,909           485,386
                  NR+     B2           2,547,416     Term A, due 3/31/2003                            2,547,416         2,531,495
                  NR+     B2          10,582,319     Term B, due 3/31/2005                           10,576,219        10,608,776
                                                   Imperial Holly Corp.:
                  BB-     Ba3          6,471,624     Term A, due 12/31/2003                           6,471,624         6,471,624
                  BB-     Ba3          5,277,021     Term B, due 12/31/2005                           5,277,021         5,277,021
                                                   International Homefoods, Inc.:
                  BB-     Ba3          3,169,355     Term A, due 11/21/2001                           3,167,694         3,158,460
                  BB-     Ba3          6,941,333     Term B, due 10/31/2005                           6,950,864         6,871,920
                  NR+     NR+          3,000,000   New World Pasta, Term B, due 1/28/2006             2,985,144         3,017,813
                  NR+     NR+          5,000,000   The Pantry Inc., Term B, due 1/31/2008             4,968,948         5,006,250
                                                   Specialty Foods, Inc.:
                  NR+     Ba3          4,286,613     Revolving Credit, due 1/31/2000                  4,286,614         4,265,180
                  NR+     Ba3          7,391,713     Term, due 1/31/2000                              7,338,466         7,350,134
                                                                                                 --------------    --------------
                                                                                                     55,060,919        55,044,059

FUNERAL HOMES &   NR+     Ba1         20,054,136   Loewen Group Capital, Term, due 7/15/2000         20,054,136        20,054,136
PARLORS--1.2%     BB-     NR+         14,583,333   Prime Succession Inc., Axel, due 8/01/2003        14,545,363        14,473,958
                  BB      NR+          6,767,295   Rose Hills Co., Axel A, due 12/01/2003             6,754,838         6,746,147
                                                                                                 --------------    --------------
                                                                                                     41,354,337        41,274,241

FURNITURE &       NR+     NR+         10,000,000   Furniture Brands, Term, due 6/27/2007             10,000,000         9,900,000
FIXTURES--0.5%                                     Simmons Co.:
                  NR+     NR+          2,136,735     Term B, due 10/29/2005                           2,126,425         2,142,077
                  NR+     NR+          5,343,750     Term C, due 10/29/2006                           5,317,800         5,357,109
                                                                                                 --------------    --------------
                                                                                                     17,444,225        17,399,186

GROCERY-- 1.5%    NR+     NR+         33,927,830   Fred Meyer, Term, due 2/28/2003                   33,724,061        33,546,141
                  NR+     NR+         10,000,000   Grand Union Co., Term, due 8/17/2003               9,975,399        10,037,500
                                                   Star Acquisition Co., Inc.:
                  B       Ba3          3,444,279     Term B, due 12/31/2001                           3,436,283         3,442,126
                  B       Ba3          2,582,218     Term C, due 12/31/2002                           2,575,040         2,580,605
                                                                                                 --------------    --------------
                                                                                                     49,710,783        49,606,372

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.                                                                   FEBRUARY 28, 1999

SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's    Face                    Senior Secured                                             Value
Industries        Rating  Rating    Amount              Floating Rate Loan Interests*                  Cost           (Note 1a)
HEALTH SERVICES--                                  Alaris Medical Systems, Inc.:
6.7%              NR+     B1        $  3,460,800     Term A, due 8/01/2002                       $    3,474,261    $    3,437,007
                  NR+     B1           1,675,494     Term B, due 11/01/2003                           1,673,991         1,675,494
                  NR+     B1           1,675,494     Term C, due 11/01/2004                           1,673,875         1,675,494
                  NR+     B1             594,624     Term D, due 5/01/2005                              594,299           594,624
                                                   Community Health Systems, Inc.:
                  NR+     NR+         15,965,753     Term B, due 12/31/2003                          15,908,456        15,885,925
                  NR+     NR+         15,965,753     Term C, due 12/31/2004                          15,904,575        15,885,925
                  NR+     NR+         11,958,904     Term D, due 12/31/2005                          11,910,874        11,899,110
                                                   Dade International, Inc.:
                  NR+     B1           4,059,977     Term A, due 12/31/2001                           4,070,127         4,047,290
                  NR+     B1           9,163,917     Term B, due 12/31/2002                           9,138,187         9,158,190
                  NR+     B1           4,179,818     Term C, due 12/31/2003                           4,170,997         4,177,206
                  NR+     B1           2,734,210     Term D, due 12/31/2004                           2,721,381         2,732,501
                  NR+     NR+          7,357,143   Endo Pharmaceuticals, Term B, due 6/30/2004        7,357,143         7,357,143
                  NR+     NR+          5,566,632   Extendicare Health Services Inc., Term B,
                                                   due 12/31/2004                                     5,566,632         5,566,632
                                                   FHC Health Systems:
                  NR+     NR+          2,729,375     Axel B, due 4/30/2005                            2,723,891         2,715,728
                  NR+     NR+          2,729,375     Axel C, due 4/30/2006                            2,723,806         2,715,728
                                                   Genesis Health Ventures, Inc.:
                  NR+     Ba3          4,976,526     Term B, due 9/30/2004                            4,968,143         4,541,080
                  NR+     Ba3          4,964,979     Term C, due 6/01/2005                            4,956,411         4,530,543
                                                   Integrated Health Services, Inc.:
                  NR+     Ba3         17,500,000     Term, due 9/15/2003                             17,596,250        15,793,750
                  NR+     Ba3          4,775,000     Term B, due 9/15/2004                            4,765,061         4,213,938
                  NR+     Ba3          9,900,000     Term C, due 12/31/2005                           9,900,000         8,860,500
                  NR+     NR+          7,000,000   MEDIQ PRN Life Support Services, Term,
                                                  due 6/30/2006                                       6,993,482         6,991,250
                                                   Magellen Health Services:
                  NR+     Ba3          5,000,000     Term B, due 2/12/2005                            4,993,384         4,612,500
                  NR+     Ba3          5,000,000     Term C, due 2/12/2006                            4,993,235         4,612,500
                                                   Medical Specialties:
                  NR+     NR+         12,845,455     Axel, due 6/30/2004                             12,845,455        12,845,455
                  NR+     NR+          4,418,182     Term, due 6/30/2001                              4,418,182         4,418,182
                                                   Multicare Companies, Inc.:
                  NR+     B1           4,690,625     Term B, due 9/30/2004                            4,682,577         4,198,109
                  NR+     B1           1,559,583     Term C, due 6/01/2005                            1,556,877         1,395,827
                                                   Paracelsus HealthCare Corp.:
                  NR+     NR+          1,344,000     Term A, due 3/31/2003                            1,344,000         1,344,000
                  NR+     NR+          2,000,000     Term B, due 3/31/2004                            2,000,000         2,000,000
                                                   Paragon Health Network, Inc.:
                  NR+     Ba3          7,485,000     Term B, due 3/31/2005                            7,478,548         5,913,150
                  NR+     Ba3          7,485,000     Term C, due 3/31/2006                            7,478,378         5,913,150
                                                   Stryker Corporation:
                  NR+     NR+          1,971,831     Term B, due 12/04/2004                           1,959,868         1,981,690
                  NR+     NR+          8,028,169     Term C, due 12/04/2005                           7,979,175         8,083,363
                                                   Sun Healthcare Group, Inc.:
                  NR+     Ba3          5,490,905     Term B, due 11/12/2004                           5,483,919         4,186,815
                  NR+     Ba3          5,490,905     Term C, due 11/12/2005                           5,483,704         4,186,815
                  NR+     NR+         22,275,000     Total Renal Care, Term, due 3/31/2008           22,248,825        21,801,656
                                                                                                 --------------    --------------
                                                                                                    233,737,969      221,948,270

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.                                                                   FEBRUARY 28, 1999

SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's    Face                    Senior Secured                                             Value
Industries        Rating  Rating    Amount              Floating Rate Loan Interests*                  Cost           (Note 1a)
HOTELS &          NR+     NR+       $  7,089,375   Meristar Hospitality, Term B, due 1/31/2004   $    7,081,287    $    7,018,481
MOTELS--3.9%                                       Patriot American Hospitality:
                  NR+     NR+         12,160,927     Revolving Credit, due 7/18/2000                 11,963,083        12,027,917
                  NR+     NR+         19,975,000     Term B, due 3/31/2003                           19,892,453        19,900,094
                  NR+     NR+         90,000,000   Starwood Hotels & Resorts Trust, Term,
                                                   due 2/23/2003                                     89,930,722        89,971,876
                                                                                                 --------------    --------------
                                                                                                    128,867,545       128,918,368

INDUSTRIAL                                         Elis/Omni Service, Inc.:
SERVICES--0.7%    NR+     NR+          8,860,188     Axel, due 10/30/2005                             8,851,001         8,782,662
                  NR+     NR+         10,220,339     Term C, due 10/30/2005                          10,391,390        10,130,911
                  NR+     NR+          4,500,000   Volume Services America, Term B,
                                                   due 12/03/2007                                     4,477,891         4,515,469
                                                                                                 --------------    --------------
                                                                                                     23,720,282        23,429,042

INSURANCE--0.2%                                    BRW Acquisition:
                  NR+     NR+          2,500,000     Term B, due 7/09/2006                            2,500,000         2,500,000
                  NR+     NR+          2,500,000     Term C, due 7/09/2007                            2,500,000         2,500,000
                                                                                                 --------------    --------------
                                                                                                      5,000,000         5,000,000

LEASING &         NR+     NR+          7,250,000   Panavision, Term B, due 3/31/2005                  7,250,000         7,250,000
RENTAL                                             Renters Choice:
SERVICES--1.2%    NR+     NR+          5,735,954     Term B, due 1/31/2006                            5,722,031         5,735,954
                  NR+     NR+          7,116,818     Term C, due 1/31/2007                            7,099,097         7,116,818
                  NR+     NR+         20,000,000   United Rentals Inc., Term, due 6/30/2005          20,000,000        20,000,000
                                                                                                 --------------    --------------
                                                                                                     40,071,128        40,102,772

MANUFACTURING--   B3      B+           4,750,000   Alliance Laundry Systems, Term, due 6/30/2005      4,750,000         4,750,000
2.2%              NR+     NR+          7,500,000   Environmental, Term B, due 9/30/2005               7,475,793         7,537,500
                  NR+     NR+          9,452,500   Goodman Manufacturing, Term B, due 7/31/2005       9,443,686         9,387,514
                  BB-     Ba2          6,900,000   Grove  Worldwide, Term B, due 4/28/2006            6,900,000         6,900,000
                  NR+     NR+          5,000,000   Metokote Corp., Term B, due 11/02/2005             4,963,619         5,031,250
                  NR+     NR+          7,959,788   Polyfibron Technologies, Term B,
                                                   due 12/28/2003                                     7,959,788         7,959,788
                                                   Sealy Mattress:
                  NR+     NR+          3,015,758     Axel B, due 12/15/2004                           3,012,494         3,017,642
                  NR+     NR+          2,172,121     Axel C, due 12/15/2005                           2,169,708         2,173,479
                  NR+     NR+          2,775,758     Axel D, due 12/15/2006                           2,772,612         2,777,492
                  NR+     NR+         10,666,667     Term A, due 12/15/2003                          10,710,080        10,626,667
                  NR+     NR+          4,962,500   Terex Corp., Term B, due 3/06/2005                 4,944,249         4,940,789
                  NR+     NR+          3,500,000   Tokheim Corporation, Term, due 9/30/2004           3,482,942         3,508,750
                                                   WEC Company:
                  NR+     NR+          2,909,375     Term B, due 9/30/2005                            2,909,375         2,909,375
                  NR+     NR+          2,078,125     Term C, due 9/30/2006                            2,078,125         2,078,125
                                                                                                 --------------    --------------
                                                                                                     73,572,471        73,598,371

MEASURING,        NR+     NR+          7,398,389   CHF/Ebel USA, Inc., Term B, due 9/30/2001          7,398,389         7,398,389
ANALYZING &
CONTROLLING
INSTRUMENTS --
0.2%

METALS &          B+      Ba3          9,752,671   Acme Metals, Inc., Term, due 12/01/2005            9,752,671         7,338,885
MINING--3.6%      B+      NR+          4,982,679   Adience, Inc., Term B, due 4/15/2005               4,982,679         4,982,679
                                                   Centennial Resources:
                  NR+     NR+          1,033,004     Revolving Credit, due 6/30/1999                  1,033,004         1,027,839
                  NR+     NR+          1,961,538     Term A, due 3/31/2002++                          1,946,578           367,788
                  NR+     NR+          5,105,770     Term B, due 12/31/2003++                         5,062,590           957,332
                                                   Ispat Inland LP:
                  NR+     NR+         19,402,500     Term B, due 7/15/2005                           19,262,305        18,650,653
                  NR+     NR+         19,402,500     Term C, due 7/15/2006                           19,261,338        18,650,653

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.                                                                   FEBRUARY 28, 1999

SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's    Face                    Senior Secured                                             Value
Industries        Rating  Rating    Amount              Floating Rate Loan Interests*                  Cost           (Note 1a)
METALS &          NR+     Ba3       $ 14,769,231   Koppers Industries, Term B, due 12/01/2004    $   14,752,964    $   14,695,385
MINING            NR+     Ba3          8,461,364   Neenah Foundry, Term B, due 9/30/2005              8,453,693         8,482,517
(CONCLUDEd)       NR+     NR+         31,000,000   Ormet Corporation, Term, due 8/15/2008            31,000,000        31,000,000
                  NR+     NR+          5,000,000   P & L Coal Holdings, Term B, due 6/30/2006         5,000,000         5,000,000
                  NR+     Ba2         10,086,667   UCAR Global Enterprises, Term B,
                                                   due 12/31/2002                                    10,079,439        10,061,450
                                                                                                 --------------    --------------
                                                                                                    130,587,261       121,215,181
PACKAGING--0.7%   NR+     NR+         15,000,000    Graham Packaging, Term D, due 1/31/2007          14,994,873        15,018,750
                  NR+     BB           3,712,500    Huntsman Packaging Corp., Term B,
                                                    due 6/30/2006                                     3,709,058         3,689,297
                  NR+     B1           4,862,878   Ivex Packaging Corp., Term B, due 10/02/2004       4,857,775         4,789,935
                                                                                                 --------------    --------------
                                                                                                     23,561,706        23,497,982
PAPER--8.7%       NR+     NR+          6,500,000   Cellular  Tissue, Term C, due 3/24/2005            6,500,000         6,500,000
                  BB      Ba3          4,650,909   Crown Paper Co., Term B, due 8/22/2003             4,613,298         4,627,655
                  BB      Ba3         52,000,000   Jefferson Smurfit Company/Container Corp.
                                                   of America,  Term B, due 3/24/2006                51,915,732        52,195,000
                  NR+     NR+          4,975,000   Le Groupe Forex, Term B, due 6/30/2005             4,969,246         4,900,375
                  NR+     NR+         25,000,000   Paper Acquisition, Term, due 6/08/2001            24,913,622        24,875,000
                  NR+     NR+          6,500,000   Rapap Brunswick, Term B, due 6/01/2004             6,515,000         6,223,750
                                                   Riverwood International Corp.:
                  B+      B1          14,381,313     Term A, due  2/28/2003                          14,063,890        14,331,877
                  B+      B1          66,134,147     Term B, due 2/28/2004                           65,474,174        66,382,150
                  B+      B1          25,472,987     Term C, due 8/31/2004                           25,208,985        25,568,510
                                                   Stone Container Corp.:
                  NR+     Ba3         24,803,870    Term B, due 4/01/2000                            24,860,837        24,865,880
                  NR+     Ba3         29,516,510     Term C, due 10/01/2003                          29,491,395        29,590,301
                  NR+     Ba3         18,796,001     Term E,due 10/01/2003                           18,950,033        18,842,992
                                                   Stronghaven:
                  NR+     NR+          9,303,448     Term B, due 5/15/2004                            9,267,799         8,373,103
                  NR+     NR+          1,697,143     Term C, due 5/15/2004                            1,697,143         1,527,429
                                                                                                 --------------    --------------
                                                                                                    288,441,154       288,804,022

PETROLEUM         BB-     Ba3          3,214,824   Petro Stopping Centers, Term B,
REFINERIES--0.1%                                   due 12/31/2003                                     3,208,718         3,192,722

PRINTING &        NR+     B3           5,404,286   21st Century, Term A, due 9/15/2003                5,404,286         5,404,286
PUBLISHING--3.8%  NR+     B1          14,970,000   Advanstar Communications, Term B,
                                                   due 4/30/2005                                     14,970,000        14,970,000
                  NR+     NR+          8,375,000   Journal Register Co., Term B, due 9/30/2006        8,365,155         8,312,188
                                                   K-III Communications Corp.:
                  NR+     Ba3         10,880,000     Revolving Credit, due 12/31/2000                10,880,000        10,635,200
                  NR+     Ba3          4,000,000     Term, due 12/31/2000                             4,000,000         3,910,000
                  NR+     Ba3          4,000,000     Term, due 6/30/2004                              4,000,000         3,920,000
                  NR+     Ba3          9,900,000   Morris Communications, Term B, due 6/30/2005       9,883,989         9,838,125
                  NR+     NR+          4,000,000   Penton Media, Term B, due 5/31/2006                3,980,436         3,990,000
                                                   RH Donnolley Inc.:
                  NR+     NR+          3,356,130     Term B, due 12/05/2005                           3,353,034         3,346,691
                  NR+     NR+          3,857,620     Term C, due 12/05/2006                           3,854,014         3,846,770
                                                   Ziff-Davis Inc.:
                  NR+     Ba2          1,529,412     Revolving Credit, due 3/31/2005                  1,518,749         1,507,427
                  NR+     Ba2          7,647,059     Term A, due 3/31/2005                            7,619,437         7,650,460
                  NR+     Ba2         47,500,000    Term B, due 3/31/2006                            47,331,378        47,485,156
                                                                                                 --------------    --------------
                                                                                                    125,160,478       124,816,303

RENTAL            NR+     NR+          8,000,000   Nationsrent Inc., Term, due 9/24/2004              7,960,265         7,990,000
SERVICES--0.2

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.                                                                   FEBRUARY 28, 1999

SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's    Face                    Senior Secured                                             Value
Industries        Rating  Rating    Amount              Floating Rate Loan Interests*                  Cost           (Note 1a)
RESTAURANTS--0.8% NR+     Ba3       $  9,520,000   AFC Enterprises, Term, due 6/30/2002          $    9,508,015    $    9,414,475
                                                   Domino & Bluefence:
                  NR+     NR+          6,712,500     Term B, due 12/21/2006                           6,646,497         6,725,086
                  NR+     NR+          6,712,500     Term C, due 12/21/2007                           6,646,313         6,716,695
                  NR+     Ba3          3,976,097   Shoney's, Inc., Term B, due 4/30/2002              3,957,160         3,957,160
                                                                                                 --------------    --------------
                                                                                                     26,757,985        26,813,416

RETAIL            NR+     NR+          5,750,000   Advanced Store  Company, Term B,
SPECIALTY--0.4%                                    due 4/15/2006                                      5,750,000         5,750,000
                                                   Travel Centers of America:
                  NR+     Ba2          3,525,670     Term A, due 3/27/200                             3,525,670        3,525,6705
                  NR+     Ba2          3,962,500     Term B, due 3/27/2005                            3,962,500         3,962,500
                                                                                                 --------------    --------------
                                                                                                     13,238,170        13,238,170

TEXTILES/MILL                                      Joan Fabrics:
PRODUCTS--0.5%    NR+     NR+          3,178,983     Term B, due 6/30/2005                            3,174,922         3,175,009
                  NR+     NR+          1,650,856     Term C, due 6/30/2006                            1,648,686         1,657,047
                  NR+     NR+         10,447,500   Tartan Textiles, Term B, due 5/01/2005            10,423,683        10,382,203
                                                                                                 --------------    --------------
                                                                                                     15,247,291        15,214,259

TRANSPORTATION    NR+     Ba3         13,216,216   Atlas Freighter Leasing I, Term,
SERVICES--1.0%                                     due 5/29/2004                                     13,210,998        13,203,826
                  NR+     Ba3         13,216,216   Atlas Freighter Leasing II, Term,
                                                   due 5/29/2004                                     13,208,097        13,203,826
                  NR+     NR+          7,425,000   North American Van Lines, Term B,
                                                   due 3/30/2006                                      7,416,509         7,425,484
                                                                                                 --------------    --------------
                                                                                                     33,835,604        33,833,136

WIRELESS                                           Cellular Inc.:
TELECOMMUN-       NR+     B1          13,985,692     Term B, due 9/30/2006                           13,976,346        14,020,656
ICATIONS-- 8.5%   NR+     B1           8,130,081     Term C, due 3/31/2007                            8,111,419         8,150,406
                  NR+     B1          22,764,227     Term D, due 9/30/2007                           22,711,531        22,821,138
                  NR+     NR+         25,000,000   Cox Communications, Inc.,Term B,
                                                   due 1/31/2007                                     25,000,000        25,000,000
                  NR+     Ba2         16,031,250   Flag Ltd., Term, due 1/30/2005                    16,031,250        16,031,250
                  B2      B2           8,934,000   Iridium Operating LLC, Term, due 12/29/2000        8,831,679         8,732,985
                                                   Nextel Communications Inc.:
                  NR+     B1           3,138,750     Revolving Credit, due 6/30/2003                  3,138,750         2,977,889
                  NR+     B1           3,375,000     Term A, due 3/31/2003                            2,882,598         3,235,781
                  NR+     B1          40,000,000     Term B, due 9/30/2006                           39,954,132        39,825,000
                  NR+     B1           5,000,000     Term C, due 3/31/2007                            4,938,019         5,012,500
                                                   Omnipoint  Communications Corp.:
                  BB-     Ba2            775,797     Term A, due 2/17/2006                              775,094           698,217
                  BB-     Ba2          1,930,184     Term B, due 2/17/2006                            1,928,435         1,737,166
                  BB-     Ba2         43,421,875     Term C, due 2/17/2006                           43,421,875        39,079,687
                                                   Pacific Coin:
                  NR+     NR+          3,916,364     Acquisition Term, due 12/31/2003                 3,916,364         3,916,364
                  BB-     Ba2          2,139,344     Term A, due 12/31/2002                           2,139,344         2,139,344
                  NR+     NR+          2,715,625     Term B, due 12/31/2004                           2,715,625         2,715,625
                  NR+     Ba3          8,716,000   PageNet Finance, Inc., Revolving Credit,
                                                   due 12/31/2004                                     8,716,000         8,443,625
                  NR+     NR+         15,000,000   PowerTel PCS, Inc., Term, due 3/04/2001           15,000,000        14,925,000
                  NR+     NR+         15,000,000   TeleCorp PCS, Term B, due 1/15/2008               14,971,315        14,850,000
                  NR+     NR+         10,000,000   Triton PCS, Term B, due 4/30/2007                  9,977,423         9,878,125
                  NR+     NR+         20,000,000   Western PCS, Term B, due 6/30/2007                19,936,073        19,981,250
                  B+      B1          20,000,000   Western Wireless Corp., Term B, due 3/31/2005     20,000,000        20,062,500
                                                                                                 --------------    --------------
                                                                                                    289,073,272       284,234,508

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.                                                                   FEBRUARY 28, 1999

SCHEDULE OF INVESTMENTS (continued)
                   S&P    Moody's    Face                    Senior Secured                                             Value
Industries        Rating  Rating    Amount              Floating Rate Loan Interests*                  Cost           (Note 1a)
WIRELESS                                           American Cellular Corp.:
TELECOMMUNICATION NR+     NR+       $  2,500,000    Term B, due 6/30/2007                        $    2,500,000    $    2,500,000
SERVICES--0.3%    NR+     NR+          2,500,000    Term C, due 9/30/2007                             2,500,000         2,500,000
                                                   Dobson/Sygnet Operating Co.:
                  NR+     NR+         2,500,000      Term B, due 3/23/2007                            2,490,671         2,509,375
                  NR+     NR+         2,500,000      Term C, due 12/23/2007                           2,490,665         2,515,625
                                                                                                 --------------    --------------
                                                                                                      9,981,336        10,025,000

                                                  TOTAL SENIOR SECURED FLOATING RATE
                                                  LOAN INTERESTS--88.1%                           2,974,293,971     2,934,310,288


                                     Shares Held          Warrants & Agreements
CABLE TV SERVICES--0.0%                      707   Classic Cable, Inc.(a)                                     0                 0

DRILLING--0.0%                            12,250   Rigco North America(a)                                     0                 0

GENERAL MERCHANDISE STORES--0.0%       2,288,402   Just For Feet, Inc.(b)                             2,288,402         1,258,299

                                                   TOTAL  INVESTMENTS IN WARRANTS &
                                                   AGREEMENTS--0.0%                                   2,288,402         1,258,299


                                     Face Amount          Short-Term Securities
COMMERCIAL PAPER**--8.2%            $ 50,000,000   AT&T Capital Corp., 4.82% due 3/31/1999           49,799,167        49,799,167
                                      20,000,000   CSW Credit, Inc., 4.82% due 3/02/1999             19,997,322        19,997,322
                                      20,000,000   Du Pont (E.I.) de Nemours & Co., 4.80%
                                                   due 4/12/1999                                     19,888,000        19,888,000
                                      55,000,000   General Electric Capital  Corp., 4.875%
                                                   due 3/01/1999                                     55,000,000        55,000,000
                                      37,793,000   General Motors Acceptance Corp., 4.88%
                                                   due 3/01/1999                                     37,793,000        37,793,000
                                      17,000,000   MetLife Funding Inc., 4.84% due 3/31/1999         16,931,433        16,931,433
                                      50,000,000   Rank Xerox Capital (Europe)PLC, 4.80%
                                                   due 3/09/1999                                     49,946,667        49,946,667
                                      25,000,000   USAA Capital Corp., 4.81% due 3/04/1999           24,989,979        24,989,979
                                                                                                 --------------    --------------
                                                                                                    274,345,568       274,345,568

REPURCHASE AGREEMENTS***--0.8%        25,000,000   Lucent Technologies, Inc., purchased on
                                                   2/26/1999 to yield 4.83% to 3/30/1999             24,902,729        24,902,729

US GOVERNMENT AGENCY                               Federal Home Loan Mortgage Corp.:
OBLIGATIONS**--2.3%                   46,233,000    4.75% due 3/15/1999                              46,147,597        46,147,597
                                      30,000,000    4.75% due 3/25/1999                              29,905,000        29,905,000
                                                                                                 --------------    --------------
                                                                                                     76,052,597        76,052,597

                                                   TOTAL INVESTMENTS IN SHORT-TERM
                                                   SECURITIES--11.3%                                375,300,894       375,300,894

TOTAL INVESTMENTS--99.4%                                                                         $3,351,883,267     3,310,869,481
                                                                                                 --------------
                                                                                                 --------------

OTHER ASSETS LESS LIABILITIES--0.6%                                                                                    21,384,849

NET ASSETS--100.0%                                                                                                 $3,332,254,330
                                                                                                                   --------------
                                                                                                                   --------------

(a) WARRANTS ENTITLE THE FUND TO PURCHASE A PREDETERMINED NUMBER OF SHARES OF COMMON STOCK AND ARE NON-INCOME PRODUCING. THE PURCHASE PRICE AND
    NUMBERS OF SHARES ARE SUBJECT TO ADJUSTMENT UNDER CERTAIN CONDITIONS UNTIL THE EXPIRATION DATE.

(b) AGREEMENT REPRESENTS AN OBLIGATION BY JUST FOR FEET, INC. TO PAY AN AMOUNT TO THE FUND ON APRIL 30, 2002, CONTINGENT UPON THE EARNINGS BEFORE INCOME TAXES AND DEPRECIATION OF JUST FOR FEET, INC. AS OF JANUARY 31, 2002.

  + NOT RATED.

 ++ NON-INCOME PRODUCING SECURITY.

  * THE INTEREST RATES ON SENIOR SECURED FLOATING RATE LOAN INTERESTS ARE SUBJECT TO CHANGE PERIODICALLY BASED ON THE CHANGE IN THE PRIME RATE OF A US BANK, LIBOR (LONDON INTERBANK OFFERED RATE), OR, IN SOME CASES, ANOTHER BASE LENDING RATE.

 ** COMMERCIAL PAPER AND CERTAIN US GOVERNMENT AGENCY OBLIGATIONS ARE TRADED
    ON A DISCOUNT BASIS; THE INTEREST RATES SHOWN REFLECT THE DISCOUNT RATES PAID AT THE TIME OF PURCHASE BY THE FUND.

*** REPURCHASE AGREEMENTS ARE FULLY COLLATERALIZED BY US GOVERNMENT
    OBLIGATIONS.

See Notes to Financial Statements


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.                                                           FEBRUARY 28, 1999
--------------------------------------------------------------------------------------------------------------------------
FINANCIAL INFORMATION
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES AS OF FEBRUARY 28, 1999
--------------------------------------------------------------------------------------------------------------------------
ASSETS:              Investments, at value (identified cost--$3,351,883,267) (Note 1b)                    $  3,310,869,481
                     Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           2,553,018
                     Receivables:
                       Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 22,527,861
                       Capital shares sold . . . . . . . . . . . . . . . . . . . . . .     4,608,684
                       Commitment fees . . . . . . . . . . . . . . . . . . . . . . . .       120,205            27,256,750
                                                                                        ------------
                     Prepaid registration fees and other assets (Note 1f). . . . . . .                             735,227
                                                                                                          ----------------
                     Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . .                       3,341,414,476
                                                                                                          ----------------
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES:         Payables:
                       Dividends to shareholders (Note 1g) . . . . . . . . . . . . . .     3,562,633
                       Investment adviser (Note 2) . . . . . . . . . . . . . . . . . .     2,406,574
                       Administrator (Note 2). . . . . . . . . . . . . . . . . . . . .       633,309             6,602,516
                                                                                        ------------
                     Deferred income (Note 1e) . . . . . . . . . . . . . . . . . . . .                           1,077,956
                     Accrued expenses and other liabilities. . . . . . . . . . . . . .                           1,479,674
                                                                                                          ----------------
                     Total liabilities . . . . . . . . . . . . . . . . . . . . . . . .                           9,160,146
                                                                                                          ----------------
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS:          Net assets  . . . . . . . . . . . . . . . . . . . . . . . . . . .                    $  3,332,254,330
                                                                                                          ----------------
                                                                                                          ----------------
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS           Common Stock, par value $0.10 per share; 1,000,000,000 shares
CONSIST OF:          authorized. . . . . . . . . . . . . . . . . . . . . . . . . . . .                    $     33,856,968
                     Paid-in capital in excess of par. . . . . . . . . . . . . . . . .                       3,355,640,726
                     Accumulated realized capital losses on investments--net (Note 7).                         (16,229,578)
                     Unrealized depreciation on investments--net . . . . . . . . . . .                         (41,013,786)
                                                                                                          ----------------
                     NET ASSETS--Equivalent to $9.84 per share based on shares of
                     338,569,675 capital stock outstanding . . . . . . . . . . . . . .                    $  3,332,254,330
                                                                                                          ----------------
                                                                                                          ----------------
--------------------------------------------------------------------------------------------------------------------------


                             See Notes to Financial Statements.


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.                                                          FEBRUARY 28, 1999
------------------------------------------------------------------------------------------------------------------------
FINANCIAL INFORMATION (CONTINUED)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------
                                                                                                For the Six Months Ended
                                                                                                       February 28, 1999
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME   Interest and discount earned  . . . . . . . . . . . . . . .                          $   128,996,687
(NOTE 1e):          Facility and other fees   . . . . . . . . . . . . . . . . .                                2,160,237
                                                                                                         ---------------
                    Total income  . . . . . . . . . . . . . . . . . . . . . . .                              131,156,924
                                                                                                         ---------------
------------------------------------------------------------------------------------------------------------------------
EXPENSES:           Investment advisory fees (Note 2)  . . . . . . . . . . . .      $    15,760,175
                    Administrative fees (Note 2).  . . . . . . . . . . . . . .            4,147,415
                    Transfer agent fees (Note 2) . . . . . . . . . . . . . . .              940,471
                    Professional fees. . . . . . . . . . . . . . . . . . . . .              267,690
                    Accounting services (Note 2) . . . . . . . . . . . . . . .              206,853
                    Tender offer costs (Note 8)  . . . . . . . . . . . . . . .              153,700
                    Custodian fees . . . . . . . . . . . . . . . . . . . . . .              125,927
                    Registration fees (Note 1f). . . . . . . . . . . . . . . .              109,828
                    Printing and shareholder reports . . . . . . . . . . . . .               66,970
                    Directors' fees and expenses . . . . . . . . . . . . . . .               18,808
                    Borrowing costs (Note 6)   . . . . . . . . . . . . . . . .               13,718
                    Other. . . . . . . . . . . . . . . . . . . . . . . . . . .               35,939
                                                                                    ---------------
                    Total expenses . . . . . . . . . . . . . . . . . . . . . .                                21,847,494
                                                                                                         ---------------
                    Investment income--net . . . . . . . . . . . . . . . . . .                               109,309,430
                                                                                                         ---------------
------------------------------------------------------------------------------------------------------------------------
REALIZED &          Realized loss on investments--net. . . . . . . . . . . . .                                (6,189,851)
UNREALIZED          Change in unrealized depreciation on
LOSS ON             investments--net . . . . . . . . . . . . . . . . . . . . .                               (38,545,296)
INVESTMENTS--NET                                                                                         ---------------
(NOTES 1c, 1e       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . .                           $    64,574,283
& 3):                                                                                                    ---------------
                                                                                                         ---------------

------------------------------------------------------------------------------------------------------------------------

                    See Notes to Financial Statements.


MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.                                                         FEBRUARY 28, 1999
------------------------------------------------------------------------------------------------------------------------
FINANCIAL INFORMATION (CONTINUED)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------
                                                                                      For the Six            For the
                                                                                     Months Ended           Year Ended
                                                                                     February 28,           August 31,
INCREASE (DECREASE) IN NET ASSETS:                                                        1999                 1998
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:         Investment income--net . . . . . . . . . . . . . . . . .       $    109,309,430      $   212,360,687
                    Realized loss on investments--net  . . . . . . . . . . .             (6,189,851)          (3,676,079)
                    Change in unrealized depreciation on investments--net. .            (38,545,296)          (9,910,437)
                                                                                   ----------------      ---------------
                    Net increase in net assets resulting from operations . .             64,574,283          198,774,171
                                                                                   ----------------      ---------------
------------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO        Investment income--net . . . . . . . . . . . . . . . . .           (109,381,180)        (212,288,937)
SHAREHOLDERS                                                                       ----------------      ---------------
(NOTE 1g):          Net decrease in net assets resulting from dividends
                    to shareholders  . . . . . . . . . . . . . . . . . . . .           (109,381,180)        (212,288,937)
                                                                                   ----------------      ---------------
------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE       Net increase in net assets resulting from capital
TRANSACTIONS        share transactions . . . . . . . . . . . . . . . . . . .             12,029,035          386,757,317
(NOTE 4):                                                                          ----------------      ---------------
------------------------------------------------------------------------------------------------------------------------
NET ASSETS:         Total increase (decrease) in net assets. . . . . . . . .            (32,777,862)         373,242,551
                    Beginning of period  . . . . . . . . . . . . . . . . . .          3,365,032,192        2,991,789,641
                                                                                   ----------------      ---------------
                    End of period* . . . . . . . . . . . . . . . . . . . . .       $  3,332,254,330      $ 3,365,032,192
                                                                                   ----------------      ---------------
                                                                                   ----------------      ---------------
------------------------------------------------------------------------------------------------------------------------
                   *UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . .       $             --      $        71,750
                                                                                   ----------------      ---------------
                                                                                   ----------------      ---------------
------------------------------------------------------------------------------------------------------------------------

                    See Notes to Financial Statements.



MERRILL  LYNCH SENIOR FLOATING RATE FUND, INC.                                                        FEBRUARY 28, 1999
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL INFORMATION (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS
-----------------------------------------------------------------------------------------------------------------------

                                                                                              For the  Six Months Ended
                                                                                                      February 28, 1999
-----------------------------------------------------------------------------------------------------------------------
CASH PROVIDED BY           Net increase in net assets resulting from operations....................    $     64,574,283
OPERATING ACTIVITIES:      Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                               Decrease in receivables.............................................           3,307,040
                               Decrease in other liabilities.......................................          (1,941,445)
                               Realized and unrealized loss on investments--net....................          44,735,147
                               Amortization of discount............................................         (12,675,229)
                                                                                                       ----------------
                           Net cash provided by operating activities...............................          97,999,796
                                                                                                       ----------------
-----------------------------------------------------------------------------------------------------------------------
CASH USED FOR              Proceeds from principal payments and sales of loan interests............         696,459,483
INVESTING ACTIVITIES:      Purchases of loan interests.............................................        (603,049,865)
                           Purchases of short-term investments ....................................     (11,778,796,515)
                           Proceeds from sales and maturities of short-term investments............      11,676,824,721
                                                                                                       ----------------
                           Net cash used for investing activities..................................          (8,562,176)
                                                                                                       ----------------
-----------------------------------------------------------------------------------------------------------------------
CASH USED FOR              Cash receipts on capital shares sold....................................         323,843,147
FINANCING ACTIVITIES:      Cash payments on capital shares tendered................................        (358,453,475)
                           Dividends paid to shareholders..........................................         (57,314,999)
                                                                                                       ----------------
                           Net cash used for financing activities..................................         (91,925,327)
                                                                                                       ----------------
-----------------------------------------------------------------------------------------------------------------------
CASH:                      Net decrease in cash....................................................          (2,487,707)
                           Cash at beginning of period.............................................           5,040,725
                                                                                                       ----------------
                           Cash at end of period...................................................    $      2,553,018
                                                                                                       ----------------
                                                                                                       ----------------
-----------------------------------------------------------------------------------------------------------------------
CASH FLOW                  Cash paid for interest .................................................    $         90,461
INFORMATION:                                                                                           ----------------
                                                                                                       ----------------
-----------------------------------------------------------------------------------------------------------------------
NON-CASH                   Capital shares issued in reinvestment of dividends paid to shareholders.    $     52,850,068
FINANCING ACTIVITIES:                                                                                  ----------------
                                                                                                       ----------------
-----------------------------------------------------------------------------------------------------------------------


                           See Notes to Financial Statements.


MERRILL  LYNCH SENIOR FLOATING RATE FUND, INC.                                                        FEBRUARY 28, 1999
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL INFORMATION (CONCLUDED)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------
                                                                 For the Six
The following per share data and ratios have been derived       Months Ended          For the Year Ended August 31,
from information provided in the financial statements.          February 28,  -----------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                             1999         1998       1997       1996      1995
-----------------------------------------------------------------------------------------------------------------------
PER SHARE       Net asset value, beginning of period...........  $    9.97    $ 10.02    $  9.99    $ 10.02    $  10.02
OPERATING                                                        ---------    -------    -------    -------    --------
PERFORMANCE:    Investment income--net.........................        .32        .68        .68        .66         .75
                Realized and unrealized gain (loss) on
                investments--net...............................       (.13)      (.05)       .03       (.03)         --+
                                                                 ---------    -------    -------    -------    --------
                Total from investment operations...............        .19        .63        .71        .63         .75
                                                                 ---------    -------    -------    -------    --------
                Less dividends from investment income--net.....       (.32)      (.68)      (.68)      (.66)       (.75)
                                                                 ---------    -------    -------    -------    --------
                Net asset value, end of period ................  $    9.84    $  9.97    $ 10.02    $  9.99    $  10.02
                                                                 ---------    -------    -------    -------    --------
                                                                 ---------    -------    -------    -------    --------
-----------------------------------------------------------------------------------------------------------------------
TOTAL           Based on net asset value per share.............       1.97%++    6.47%      7.23%      6.53%       7.68%
INVESTMENT                                                       ---------    -------    -------    -------    --------
RETURN:**                                                        ---------    -------    -------    -------    --------
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO       Expenses, excluding interest expense...........       1.32%*     1.35%      1.32%        --          --
AVERAGE                                                          ---------    -------    -------    -------    --------
NET ASSETS:                                                      ---------    -------    -------    -------    --------
                Expenses.......................................       1.32%*     1.40%      1.33%      1.34%       1.34%
                                                                 ---------    -------    -------    -------    --------
                                                                 ---------    -------    -------    -------    --------
                Investment income--net.........................       6.59%*     6.79%      6.72%      6.54%       7.45%
                                                                 ---------    -------    -------    -------    --------
                                                                 ---------    -------    -------    -------    --------
-----------------------------------------------------------------------------------------------------------------------
LEVERAGE:       Average amount of borrowings outstanding
                during the period (in thousands)...............         --    $24,299    $ 4,409         --          --
                                                                 ---------    -------    -------    -------    --------
                                                                 ---------    -------    -------    -------    --------
                Average amount of borrowings outstanding
                per share during the period....................         --    $   .08    $   .02         --          --
                                                                 ---------    -------    -------    -------    --------
                                                                 ---------    -------    -------    -------    --------
-----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL    Net assets, end of period (in millions)........  $   3,332    $ 3,365    $ 2,992    $ 2,946    $  2,163
DATA:                                                            ---------    -------    -------    -------    --------
                                                                 ---------    -------    -------    -------    --------
                Portfolio turnover.............................      21.22%     69.59%     74.00%     80.20%      55.23%
                                                                 ---------    -------    -------    -------    --------
                                                                 ---------    -------    -------    -------    --------
-----------------------------------------------------------------------------------------------------------------------
                *  ANNUALIZED.
               **  TOTAL INVESTMENT RETURNS EXCLUDE THE EARLY WITHDRAWAL CHARGE, IF
                   ANY. THE FUND IS A CONTINUOUSLY OFFERED CLOSED-END FUND,
                   THE SHARES OF WHICH ARE OFFERED AT NET ASSET VALUE. THEREFORE,
                   NO SEPARATE MARKET EXISTS.
                +  AMOUNT IS LESS THAN $.01 PER SHARE.
               ++  AGGREGATE TOTAL INVESTMENT RETURN.


                  See Notes to Financial Statements.

Merrill Lynch Senior Floating Rate Fund, Inc.
February 28,1999

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:
Merrill Lynch Senior Floating Rate Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature.

(a) LOAN PARTICIPATION INTERESTS -- The Fund invests in senior secured floating rate loan interests ("Loan Interests") with collateral having a market value, at time of acquisition by the Fund, which Fund management believes equals or exceeds the principal amount of the corporate loan. The Fund may invest up to 20% of its total assets in loans made on an unsecured basis. Depending on how the loan was acquired, the Fund will regard the issuer as including the corporate borrower along with an agent bank for the syndicate of lenders and any intermediary of the Fund's investment. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans at February 28, 1999 could be considered to be concentrated in commercial banking.

(b) VALUATION OF INVESTMENTS -- Loan Interests will be valued in accordance with guidelines established by the Board of Directors. Under the Fund's current guidelines, Loan Interests for which an active secondary market exists and for which the Investment Adviser can obtain at least two quotations from banks or dealers in Loan Interests will be valued by calculating the mean of the last available bid and asked prices in the markets for such Loan Interests, and then using the mean of those two means. If only one quote for a particular Loan Interest is available, such Loan Interest will be valued on the basis of the mean of the last available bid and asked price in the market. For Loan Interests for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Loan Interests will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) DERIVATIVE FINANCIAL INSTRUMENTS -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- INTEREST RATE TRANSACTIONS -- The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted into income over the term of the related loan.

Merrill Lynch Senior Floating Rate Fund, Inc.
February 28,1999

(f) PREPAID REGISTRATION FEES -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT AND TRANSACTIONS WITH AFFILIATES: The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform this investment advisory function.

For such services, the Fund pays a monthly fee at an annual rate of 0.95% of the Fund's average daily net assets. The Fund also has an Administrative Services Agreement with MLAM whereby MLAM will receive a fee equal to an annual rate of 0.25% of the Fund's average daily net assets on a monthly basis, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

For the six months ended February 28, 1999, Merrill Lynch Funds Distributor, Inc. ("MLFD"), a division of Princeton Funds Distributor, Inc. ("PFD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc., earned early withdrawal charges of $1,348,575 relating to the tender of the Fund's shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

The Fund's credit facility is currently provided by Merrill Lynch
International Bank Limited, an affiliate of MLAM (See Note 6).

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 1999 were $603,049,865 and $696,459,483, respectively.

Net realized gains (losses) for the six months ended February 28, 1999 and net unrealized losses as of February 28, 1999 were as follows:

-------------------------------------------------------------------------------
                                 Realized
                                   Gains                          Unrealized
                                 (Losses)                           Losses
-------------------------------------------------------------------------------
Long-term investments......   $ (6,198,594)                      $(41,013,786)
Short-term investments.....          8,743                                 --
                              ------------                       -------------
Total.....................    $ (6,189,851)                       $(41,013,786)
                              ------------                       -------------
                              ------------                       -------------

As of February 28, 1999, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $41,013,786, of which $5,347,670 is related to appreciated securities and $46,361,456 is related to depreciated securities. The aggregate cost of investments at February 28, 1999 for Federal income tax purposes was $3,351,883,267.

4. CAPITAL SHARE TRANSACTIONS:
Transactions in capital shares were as follows:

-------------------------------------------------------------------------------
For the Six
Months Ended                                                          Dollar
February 28, 1999                            Shares                   Amount
-------------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . .     32,182,558              $317,632,442
Shares issued to share-
holders in reinvestment
of dividends. . . . . . . . . . . . .       5,365,719                52,850,068
                                         ------------              -------------
Total issued. . . . . . . . . . . . .      37,548,277               370,482,510
Shares tendered. . . . . . . . .          (36,396,140)             (358,453,475)
                                         ------------              -------------
                                         ------------              -------------
Net increase . . . . . . . . . . . .        1,152,137              $ 12,029,035
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
For the
Year Ended                                                            Dollar
August 31, 1998                              Shares                   Amount
-------------------------------------------------------------------------------
Shares sold. . . . . . . . . . . . . .     88,083,898              $880,414,085
Shares issued to share-
holders in reinvestment
of dividends. . . . . . . . . . . . .      10,206,064               102,041,674
                                         ------------              -------------
Total issued. . . . . . . . . . . . .      98,289,962               982,455,759
Shares tendered. . . . . . . . .          (59,583,594)             (595,698,442)
                                         ------------              -------------
Net increase . . . . . . . . . . . .       38,706,368              $386,757,317
                                         ------------              -------------
                                         ------------              -------------

5. UNFUNDED LOAN INTERESTS:
As of February 28, 1999, the Fund had unfunded loan commitments of $115,857,729, which would be extended at the option of the borrower, pursuant to the following loan agreements:

-------------------------------------------------------------------------------
                                                                  Unfunded
                                                                 Commitment
Borrower                                                       (in thousands)
-------------------------------------------------------------------------------
21st Century. . . . . . . . . . . . . . . . . . . . . . . . .  $    3,386
AFC Enterprises . . . . . . . . . . . . . . . . . . . . . . .       3,920
American Axel . . . . . . . . . . . . . . . . . . . . . . . .       8,500
Arena Brands, Inc . . . . . . . . . . . . . . . . . . . . . .       2,370
Centenial Resources Inc . . . . . . . . . . . . . . . . . . .         368
Chancellor Media Corp . . . . . . . . . . . . . . . . . . . .       8,358
Continental Airlines, Inc . . . . . . . . . . . . . . . . . .       4,639
Del Monte Corp. . . . . . . . . . . . . . . . . . . . . . . .       5,233
Exide Corporation . . . . . . . . . . . . . . . . . . . . . .          42
FHC Health Systems. . . . . . . . . . . . . . . . . . . . . .          59
Foamex International PLC. . . . . . . . . . . . . . . . . . .       4,692
Hedstrom Corp . . . . . . . . . . . . . . . . . . . . . . . .       2,738
International Homefoods, Inc. . . . . . . . . . . . . . . . .       1,613
Iridium Operating LLC . . . . . . . . . . . . . . . . . . . .       7,780
K-III Communications Corp . . . . . . . . . . . . . . . . . .         800
KSL Recreation Group, Inc . . . . . . . . . . . . . . . . . .       7,473
Loewen Group Capital. . . . . . . . . . . . . . . . . . . . .       2,146
Metro Goldwyn Mayer Co. . . . . . . . . . . . . . . . . . . .       3,350
Nextel Communications Inc . . . . . . . . . . . . . . . . . .       6,986
Northwestern Steel & Mining . . . . . . . . . . . . . . . . .      15,000
Omnipoint . . . . . . . . . . . . . . . . . . . . . . . . . .         127
Pacific Coin Acquisition  . . . . . . . . . . . . . . . . . .       1,084
PageNet Finance, Inc. . . . . . . . . . . . . . . . . . . . .       5,617
Patriot American Hospitality. . . . . . . . . . . . . . . . .         339
Specialty Foods II. . . . . . . . . . . . . . . . . . . . . .          80
Teligent Delayed Draw . . . . . . . . . . . . . . . . . . . .      18,334
Ziff-Davis Inc. . . . . . . . . . . . . . . . . . . . . . . .         824

6. SHORT-TERM BORROWINGS:
On June 22, 1998, the Fund entered into a one-year credit agreement with Bank of New York. The agreement is a $100,000,000 credit facility bearing interest at the Federal Funds rate plus 0.25% - 0.40% and/or the Eurodollar rate plus 0.25%
- 0.40%. The Fund had no borrowings under commitment during the six months ended February 28, 1999. For the six months ended February 28, 1999, facility and commitment fees aggregated approximately $13,718.

7. CAPITAL LOSS CARRYFORWARD:
At August 31, 1998, the Fund had a net capital loss carryforward of approximately $9,218,000, of which $1,471,000 expires in 2004, $3,279,000 expires in 2005 and $4,468,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

8. SUBSEQUENT EVENT:
The Fund began a quarterly tender offer on March 24, 1999 which concludes on April 23, 1999.